UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2018

LRAD Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-24248	87-0361799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16990 Goldentop Road, Suite A
San Diego, California 92127

(Address of Principal Executive Offices)

____________________

858-676-1112

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07      Submission of Matters to a Vote of Security Holders.

LRAD Corporation (the “Company”) held its Annual Meeting of Stockholders on March 20, 2018. The following is a brief description of each matter voted upon at the 2018 Annual Meeting, as well as the number of votes cast for, against or withheld as to each matter and the number of abstentions and broker non-votes with respect to each matter:

Election of Directors:

The six individuals listed below were elected at the 2018 Annual Meeting to serve for a one-year term on the Company’s Board of Directors:

	Number of Shares	Number of Shares
Nominee	Voted For	Withheld
Scott L. Anchin	14,650,059	197,950
Laura M. Clague	14,792,115	55,894
John G. Coburn	14,669,512	178,497
Richard S. Danforth	14,624,896	223,113
Daniel H. McCollum	14,647,682	200,327
Richard H. Osgood III	14,657,935	190,074

Ratification of Independent Registered Public Accounting Firm:

The ratification of the appointment of Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2018 was approved by the following votes:

For	Against	Abstain
24,646,772	26,240	115,535

Advisory Vote on the Compensation of the Company’s Named Executive Officers:

The compensation of the Company’s named executive officers as described in its Proxy Statement was approved, on an advisory, non-binding basis, by the following votes:

For	Against	Abstain	Broker Non-Votes
13,941,185	659,066	247,758	9,940,538

Advisory Vote on the Frequency of the Advisory Vote on the Compensation of our Named Executive Officers:

The stockholders, voted on an advisory, non-binding basis, that the frequency of the advisory vote on compensation of named executive officers should be as follows:

One Year	Two Years	Three Years	Abstain
14,220,541	42,691	419,187	165,590

Consistent with the votes cast with respect to this matter, the Company’s board of directors has determined to hold an advisory vote on compensation of named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 21, 2018
LRAD Corporation

	By:	/s/ Dennis D. Klahn
Dennis D. Klahn
Chief Financial Officer